CNI CHARTER FUNDS

Prime Money Market Fund
Government Money Market Fund
California Tax Exempt Money Market Fund

Supplement dated April 14, 2009 to Prospectuses dated January 28, 2009

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The U.S. Treasury Department has established a Temporary Guarantee Program for Money Market Funds (the “Program”). The Program is voluntary and is open to most money market funds and provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to shareholders in participating money market funds that they will receive $1.00 for each participating money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund’s net asset value per share falls below $0.995, commonly referred to as “breaking the buck.”  The CNI Charter Prime Money Market Fund, Government Money Market Fund and California Tax Exempt Money Market Fund (collectively, the “CNI Money Market Funds”) have not experienced difficulties in maintaining their $1.00 share prices, and City National Asset Management, Inc. does not currently foresee any future difficulty in maintaining that price.  However, as there can be no assurance that each CNI Money Market Fund will be able to do so, all of the CNI Money Market Funds have participated in the Program since its inception.

The CNI Money Market Funds were required to elect by April 13, 2009 whether to continue to participate in the Program through its termination date on September 18, 2009.  After considering the costs and benefits of such continued participation, on April 8, 2009, the Board of Trustees determined that the Prime Money Market Fund and California Tax Exempt Money Market Fund should continue to participate in the Program, but that the Government Money Market Fund should not. As recommended by City National Asset Management, Inc., the Board determined that the costs to the shareholders of the Government Money Market Fund of further participating in the Program will not be materially beneficial to the shareholders, since that Fund invests primarily in government securities that are guaranteed by the U.S. Government.  Continued participation by the Prime Money Market Fund and California Tax Exempt Money Market Fund will require each such Fund to pay fees in the amount of .015% of the Fund’s net asset value as of September 19, 2008.

The Program covers shareholders of a participating money market fund for amounts they held in that fund as of the close of business on September 19, 2008. Any increase in the number of shares of that fund held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of a participating money market fund for a new account after the close of business on September 19, 2008 will not be guaranteed. If shares of a participating fund held by a shareholder as of the close of business on September 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of (i) the number of fund shares held by the shareholder as of the close of business on September 19, 2008, or (ii) the number of fund shares held by the shareholder on the date the guarantee is called upon. A participating fund shareholder account whose account balance fluctuates to zero after September 19, 2008 will be covered by the guarantee (in an amount equal to the lesser of the balance in the account on September 19 or on the date the guarantee is called upon) if the shareholder subsequently reinvests in the fund, so long as the shareholder’s account is not closed.

Under the terms of the Program, if the guarantee is called upon with respect to a CNI Money Market Fund, the Board of Trustees of CNI Charter Funds will be required to liquidate that Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program.  Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).
For additional information on the program, visit the U.S. Treasury Department’s website at www.ustreas.gov.

Neither this prospectus supplement, the prospectuses referred to above, nor the CNI Money Market Funds are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SK-010-0100